SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) September 27, 2002

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC. (as depositor under an Amended and Restated Trust Agreement, dated as of September 27, 2002, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of Home Equity Loan-Backed Term Notes, Series 2002-HS3)



                Residential Funding Mortgage Securities II, Inc.
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             (Exact name of registrant as specified in its charter)

DELAWARE                          333-76246              41-1808858
--------                          ---------              ----------
(State or Other Jurisdiction      (Commission            (I.R.S. Employer
of Incorporation)                 File Number)           Identification No.)


       8400 Normandale Lake Blvd., Suite 250, Minneapolis, Minnesota 55437
               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code, is (952) 857-7000 Exhibit Index located on Page 4


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Items 1  through  4,  Item 6 and Item 8 are not  included  because  they are not applicable.

Item 5. Other Events.
        ------------

On September 27, 2002, Residential Funding Mortgage Securities II, Inc. caused the issuance and sale of the Home Equity Loan-Backed Term Notes, Series 2002-HS3, pursuant to an Indenture, dated as of September 27, 2002, between Home Equity Loan Trust 2002-HS3, as issuer and JPMorgan Chase Bank, as Indenture Trustee.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

          (a) Not applicable

          (b) Not applicable

          (c) Exhibits: The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed.

     4.3 Servicing Agreement dated as of September 27, 2002 among Residential Funding Corporation, as master servicer, JPMorgan Chase Bank, as indenture trustee, and the Home Equity Loan Trust 2002-HS3, as issuer.

     4.4  Amended and Restated  Trust  Agreement  dated as of September 27, 2002
          between   Residential   Funding  Mortgage   Securities  II,  Inc.,  as
          depositor, and Wilmington Trust Company, as owner trustee.

     4.5  Indenture  dated as of  September  27, 2002  between  Home Equity Loan
          Trust 2002-HS3, as issuer, and JPMorgan Chase Bank, as indenture trustee, and Appendix A thereto.

     10.1 Home Equity Loan Purchase Agreement dated as of September 27, 2002 by Residential Funding Mortgage Securities II, Inc., as purchaser, and Residential Funding Corporation, as seller.

     10.2 Financial Guaranty Surety Bond issued by Financial Guaranty Insurance Company relating to Home Equity Loan-Backed Notes, Series 2002-HS3 relating to the Class A-I Notes.

     10.3 Financial Guaranty Surety Bond issued by Financial Guaranty Insurance Company relating to Home Equity Loan-Backed Notes, Series 2002-HS3 relating to the Class II Notes.




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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.


                             By:    /s/ Mark White
                             Name:  Mark White
                             Title: Vice President


Dated:  September 27, 2002



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                                  EXHIBIT INDEX


EXHIBIT NUMBER        DESCRIPTION

     4.3 Servicing Agreement dated as of September 27, 2002 among Residential Funding Corporation, as master servicer, JPMorgan Chase Bank, as indenture trustee, and the Home Equity Loan Trust 2002-HS3, as issuer.

     4.4  Amended and Restated  Trust  Agreement  dated as of September 27, 2002
          between   Residential   Funding  Mortgage   Securities  II,  Inc.,  as
          depositor, and Wilmington Trust Company, as owner trustee.

     4.5  Indenture  dated as of  September  27, 2002  between  Home Equity Loan
          Trust 2002-HS3, as issuer, and JPMorgan Chase Bank, as indenture trustee, and Appendix A thereto.

     10.1 Home Equity Loan Purchase Agreement dated as of September 27, 2002 by Residential Funding Mortgage Securities II, Inc., as purchaser, and Residential Funding Corporation, as seller.

     10.2 Financial Guaranty Surety Bond issued by Financial Guaranty Insurance Company relating to Home Equity Loan-Backed Notes, Series 2002-HS3 relating to the Class A-I Notes.

     10.3 Financial Guaranty Surety Bond issued by Financial Guaranty Insurance Company relating to Home Equity Loan-Backed Notes, Series 2002-HS3 relating to the Class II Notes.


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